                                                                   EXHIBIT 10.58

  REAFFIRMATION OF GRANT OF SECURITY INTEREST IN PATENT, TRADEMAK AND LICENSES

                                                                  March 31, 2005

The CIT Group/Commercial Services, Inc.
1211 Avenue of the Americas
New York, New York 10038

Ladies and Gentlemen:

      R.G. Barry Corporation, an Ohio Corporation (the "Company"), executed and delivered to The CIT Group/Commercial Services, Inc. ("CIT") a Grant of Security Interest in Patents, Trademarks and Licenses dated March 29, 2004 (the "Patent, Trademark and License Agreement"), pursuant to which Company granted to CIT a security interest in its patents, trademarks and licenses. The Patent, Trademark and License Agreement was executed and delivered to CIT in order to secure the obligations and liabilities of Company to CIT under that certain Factoring Agreement dated as of March 29, 2004 between Company and CIT (as amended and modified, the "Factoring Agreement"). As of the date hereof, Company and CIT are parties to a Financing Agreement (as the same may be amended, supplemented or otherwise modified and in effect from time to time, the "Financing Agreement") under which CIT has provided Company with certain financial accommodations, and as a condition to the effectiveness of which, this Agreement must be executed.

      The undersigned hereby:

      (a) confirms that all of the representations and covenants are true and correct in all material respects as of the date hereof and ratifies and confirms that all of the terms and conditions contained in and liens and security interests granted by the Patent, Trademark and License Agreement shall remain in full force;

      (b) ratifies and confirms that the obligations secured by the Patent, Trademark and License Agreement encompass all obligations and liabilities of Company to CIT under or pursuant to the Financing Agreement, as well as the Factoring Agreement; and

      (c) restates each of Schedule A, Schedule B and Schedule C, respectively, to indicate all currently effective patents, trademarks and licenses, as such Schedules are attached hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned have executed and delivered this Reaffirmation of Grant of Security Interest in Patents, Trademarks and Licenses effective as of the date above set forth.

                                   Very truly yours,

                                   R. G. BARRY CORPORATION

                                   By: /s/ Thomas Von Lehman
                                       -----------------------------------------
                                   Name: Thomas Von Lehman
                                   Title: President and Chief Executive Officer

                                   SCHEDULE A

      Schedule A to Reaffirmation of Grant of Security Interest in Patents, Trademarks and Licenses dated March 31, 2005, by and between R.G. BARRY CORPORATION and THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                  U.S. PATENTS

PATENT DESCRIPTION                                                       REGISTRATION #        ISSUE DATE
------------------                                                       --------------        ----------
Footwear Sole                                                                326,181           05/19/1992
Slipper Sock                                                                 347,518           06/07/1994
Footwear Sole                                                                395,541           06/30/1998
Molded Slipper                                                               415,606           10/26/1999
Display Chip (Back to Back)                                                  418,171           12/28/1999
Open Toe Slipper                                                             418,281           01/04/2000
Slipper                                                                      421,829           03/28/2000
Slipper Sole                                                                 425,690           05/30/2000
Slipper                                                                      426,052           06/06/2000
Slipper                                                                      457,714           05/28/2002
Slipper                                                                      471,346           03/11/2003
Closed Back Slipper with Contoured Footbed                                   485,664           01/27/2004
Open Toe Slipper with Contoured Footbed                                      485,665           01/27/2004
Closed Toe Slipper with Contoured Footbed                                    485,666           01/27/2004
Portion of a Slipper                                                         488,616           04/20/2004
Portion of a Slipper                                                         488,617           04/20/2004
Contoured Footbed                                                            490,970           06/08/2004
Machine & Method of Stitching A Slipper Upper to an Outsole                4,620,495           11/04/1986
Slipper and Method of Making same                                          5,012,541           05/07/1991
Adjustable Fit Footwear                                                    5,384,970           01/31/1995

Slipper having an insole attached to a peripheral outsole wall             5,392,532           02/28/1995
Microwave-Activated Thermal Storage                                        5,424,519           06/13/1995
Material and Method
Method of Constructing A Slipper                                           5,491,860           02/20/1996
Wedge Slipper                                                              5,644,856           07/08/1997
Slipper & Method for Manufacturing Slipper                                 6,226,894           05/08/2001
Slipper with Polymer Insole Jell & Method for Manufacturing                6,418,642           07/16/2002
Slipper & Method for Manufacturing Slipper                                 6,560,900           05/13/2003

                                   SCHEDULE B

      Schedule B to Reaffirmation of Grant of Security Interest in Patents, Trademarks and Licenses dated March 31, 2005, by and between R.G. BARRY CORPORATION and THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                 U.S. TRADEMARKS

                                                                                          DATE OF REGISTRATION/
TRADEMARK                            REG. #       CLASSIFICATION                          DATE OF NEXT RENEWAL
---------                            ------       --------------                          ---------------------
ADUST-TO-ME                          2,565,873    SLIPPERS                                  4/30/02-4/30/12

ANGEL TREADS                  LP       580,180    SCUFFS OR SLIPPERS FOR MEN AND WOMEN      9/22/53-9/22/13

AQUA NOTES                           2,246,691    SLIPPERS                                  5/18/99-5/18/09

B (Stylized)                         2,557,103    SLIPPERS                                  4/2/02-4/2/12

R. G. BARRY & Design          LP     1,073,670    MEN'S, WOMEN'S AND CHILDREN'S             9/20/77-9/20/07
                                                  SANDALS

BARRY Logo                           2,205,584    SLIPPERS                                  11/24/98-9/30/07

BARRY COMFORT                        2,725,247    SLIPPERS                                  6/10/03-6/10/13

COMFORT AT HOME               LP     2,449,991    ELECTRIC HEATING PADS AND MICRO-          5/8/01-5/8/11
                                                  WAVABLE PAKCS FOR MEDICAL USE

COMPACKS BY DEARFOAMS                2,744,194    SLIPPERS THAT FOLD FOR TRAVEL             7/29/03-7/29/13

COOL CUSHIONS                        2,250,516    SLIPPERS                                  6/1/99-6/1/09

DEARFOAMS & Design            LP     1,355,478    SLIPPERS                                  8/20/85-8/20/05

DEARFOAMS                            1,999,199    HEATABLE PADS FOR MEDICAL USE             9/10/96-9/10/06

DEARFOAMS SIGNATURE           LP     2,059,978    SLIPPERS                                  5/6/97-5/6/07
COLLECTION

DFM                                  2,833,294    FOOTWEAR; SLIPPERS, AND SANDALS           4/13/04-4/13/14

ECHOFOAM                             2,262,275    FOAM INSOLES FOR SLIPPERS                 7/20/99-7/20/05

EZ FEET                       LP     1,806,772    SLIPPERS                                  11/22/93-11/22/13

GREAT ESCAPES                        1,332,273    MEN'S, WOMEN'S, CHILDREN'S                4/23/85-4/23/05
                                                  SLIPPERS, SHOES AND SANDALS

JUST RELAX                           2,341,924    SLIPPERS                                  4/11/00-4/11/10

LIKE PILLOWS FOR YOUR FEET           2,326,382    SLIPPERS                                  3/7/00-3/7/10

MAGNETUDES                           2,449,872    SLIPPERS AND SLIPPER SOCKS                5/8/01-5/8/11

MICROCORE                     LP     2,012,342    SLIPPERS AND SLIPPER SOCKS                10/29/96-10/29/06

MICROCORE                            1,996,238    HEATING PADS, SEAT CUSHIONS, FOOD         8/20/96-8/20/06
                                                  AND BEVERAGE CONTAINERS

PILLOWFOAM                           2,282,168    SLIPPERS                                  9/28/99-9/28/09

SCUFFABLES                             847,066    SLIPPERS, SHOES AND SANDALS               4/2/68-4/2/08

SNUG-TREDS                    LP       740,058    HOUSE SLIPPERS                            10/30/62-10/30/12

SOFT NOTES                    LP     1,508,349    SLIPPERS, SHOES, SANDALS                  10/11/88-10/11/08

SOLUNA                        LP     2,449,992    ELECTRIC HEATING PADS AND MICRO-          5/8/01-5/8/11
                                                  WAVEABLE PACKS FOR MEDICAL USE

SOLUNA                               2,799,405    FOOTWEAR;  SANDALS                        12/23/03-12/23/13

SPA AT HOME                   LP     2,449,993    ELECTRIC HEATING PADS AND MICRO-          5/8/01-5/8/11
                                                  WAVABLE PACKS FOR MEDICAL USE

STEP OUT IN SOLID COMFORT            2,801,469    SLIPPERS; SLIPPER PARTS, NAMELY           12/30/03-12/30/13
                                                  CONTOURED FOOTBEDS & CONTOURED
                                                  INSERTS

TERRASOLES                           2,799,332    SLIPPERS, CONTOURED FOOT INSERTS          12/23/03-12/23/13
                                                  SOLD AS A COMPONENT OF SLIPPERS

TERRASOLES GRASS DESIGN              2,881,494    SLIPPERS AND INSOLES FOR SLIPPERS         9/7/04-9/7/14
                                                  AND CONTOURED FOOT INSERTS AS A
                                                  COMPONENT OF SLIPPERS

ZIZI                                 2,762,594    SLIPPERS                                  9/9/03-9/9/13

ZIZI within a heart design           2,764,401    SLIPPERS; CLOTHING, namely                9/16/03-9/16/13
                                                  Sleepwear & Loungwear

ZIZI play life by heart              2,798,910    SLIPPERS                                  12/23/03-12/23/13

* Mushrooms Trademarks are owned by AmAsia and licensed to R.G. Barry.

29-Mar-05
USTM

                                   SCHEDULE C

      Schedule C to Reaffirmation of Grant of Security Interest in Patents, Trademarks and Licenses dated March 31, 2005, by and between R.G. BARRY CORPORATION and THE CIT GROUP/COMMERCIAL SERVICES, INC.

                                  U.S. LICENSES

AMASIA INTERNATIONAL LTD

NATIONAL ASSOCIATION FOR STOCK CAR AUTO RACING, INC. ("NASCAR")

DALE EARNHARDT, INC ("DEI")

RUSTY WALLACE, INC.

PENSKE RACING SOUTH, INC.

JG MOTORSPORTS, INC.

REDLINE SPORTS MARKETING, INC.

L.C. LICENSING, INC.